U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  October 24, 2011

SWORDFISH FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-7475	41-0831186
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

142 Wembley Way
Rockwall, Texas, 75032
(Address of principal executive offices including zip code)

972-310-1830
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other

On October 24, 2011, Swordfish Financial, Inc. was notified by OTC Markets Group that it had become aware of a Spam regarding Swordfish’s security. OTC Markets Group indicated to Swordfish that it is its policy to block the display of quotations on otcmarkets.com and label the company with the Caveat Emptor symbol, for a minimum of 30 days from the last Spam e-mail/fax/text received.

Swordfish hereby claims no association with the spam information detected by OTC Markets Group as set forth below in Exhibit 99.1 and further advises investors and potential investors not to rely on any information contained in Exhibit 99.1 or any spam information they may receive.

Item 9.01	Financial Statements and Exhibits

d.  Exhibits

Exhibit 99.1     Text of Spam regarding Swordfish Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWORDFISH FINANICAL, INC.

Date: October 24, 2011	By:	/s/Michael Alexander
Michael Alexander, Chief Executive Officer, President